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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      January 28, 2004
                                                 ---------------------------



                                   uWink, Inc.
             (Exact Name of Registrant as Specified in its Charter)



            Utah                        0-29873                87-0412110
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(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
 of Incorporation)                                         Identification No.)


              5443 Beethoven Street, Los Angeles, California 90066
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:      (310) 827-6900
                                                   -----------------------------


                                    PROLOGUE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 28, 2004, the Registrant filed an amendment to its articles of incorporation with the Secretary of State of Utah to change the name of the corporation from "Prologue" to "uWink, Inc." The change is effective as of January 28, 2004. The Registrant's trading symbol changed from "PRLG.OB" to "UWNK.OB," effective at the commencement of trading February 2, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

         On January 30, 2004, the Registrant issued a press release announcing the name change. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROLOGUE
                                       (Registrant)


Date:  January 28, 2004                By: /s/ Nolan K. Bushnell
                                           -------------------------------------
                                           Nolan K. Bushnell,
                                           President and Chief Executive Officer